UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   __________

                                    FORM 8-K
                                 CURRENT REPORT
                                   __________

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported): May 3, 2006
                                   __________


                                 DEX MEDIA, INC.
             (Exact name of registrant as specified in its charter)

                                   __________



            Delaware               333-131626             20-4059762
  (State or other jurisdiction    (Commission           (IRS Employer
        of incorporation)          File Number)       Identification No.)

       1001 Winstead Drive     Registrant's telephone
            Cary, NC             number, including
     (Address of principal          area code:               27513
       executive offices)        (919) 297-1600            (Zip Code)

                                   __________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

     On May 3, 2006, R.H. Donnelley Corporation ("RHD") issued a press release containing certain financial results of RHD and Dex Media, Inc. (the "Company") for the three month period ended March 31, 2006.

     None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of RHD or the Company. A copy of the above referenced press release has been attached hereto as Exhibit 99.1 to this Form 8-K.


Item 9.01.   Financial Statements and Exhibits.

       (c)   Exhibits.

             The following exhibit is filed with this report:

       Exhibit No.     Exhibit Description
       -----------     -------------------

       99.1            Press Release issued May 3, 2006.



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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         DEX MEDIA, INC.

                                         /s/ Robert J. Bush
                                         ---------------------------------------
                                         Robert J. Bush
                                         Vice President, General Counsel
                                           & Corporate Secretary



                                         Date:     May 3, 2006



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


                                  EXHIBIT INDEX


   Exhibit No.     Exhibit Description
   -----------     -------------------

   99.1            Press Release issued May 3, 2006.



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